Exhibit 10.6

TOYOTA MOTOR CREDIT CORPORATION,
as Transferor,

and

TOYOTA LEASING, INC.,
as Transferee

___________________________________________________________

SUBI CERTIFICATE TRANSFER AGREEMENT

Dated as of [__________]

___________________________________________________________

SUBI CERTIFICATE TRANSFER AGREEMENT

This SUBI Certificate Transfer Agreement, dated as of [__________] (this “Agreement”), is between Toyota Motor Credit Corporation (“TMCC”), a California corporation, as transferor (the “Transferor”), and Toyota Leasing, Inc., a California corporation, as transferee (the “Transferee”).

RECITALS

WHEREAS, TMCC, as grantor and UTI beneficiary, TMTT, Inc., as titling trustee (the “Titling Trustee”), and, for certain limited purposes set forth therein, U.S. Bank National Association (formerly known as First Bank National Association), as trust agent, have entered into that certain amended and restated trust and servicing agreement, dated as of October 1, 1996 (the “Titling Trust Agreement”), which governs Toyota Lease Trust, a Delaware statutory trust (the “Titling Trust”), which was formed for the purpose of taking assignments and conveyances of, holding in trust and dealing in, various titling trust assets;

WHEREAS, the parties to the Titling Trust Agreement supplemented the Titling Trust Agreement with that certain 20[__]-[__] SUBI supplement, dated as of [__________] (together with the Titling Trust Agreement, the “SUBI Trust Agreement”), pursuant to which the Titling Trustee, on behalf of the Titling Trust and at the direction of the Transferor, will establish one special unit of beneficial interest (the “20[__]-[__] SUBI”);

WHEREAS, in connection with the SUBI Trust Agreement, a separate portfolio of leases (the “Specified 20[__]-[__] Leases”), the vehicles that are leased under the Specified 20[__]-[__] Leases (the “Specified 20[__]-[__] Vehicles”) and certain other related assets of the Titling Trust will be allocated to the 20[__]-[__] SUBI, and;

WHEREAS, the Titling Trust has issued to the Transferor a certificate evidencing a beneficial interest in the 20[__]-[__] SUBI (the “20[__]-[__] SUBI Certificate”);

WHEREAS, the Transferor and the Transferee desire to enter into this Agreement to provide for the sale, transfer and assignment by the Transferor to the Transferee, without recourse, of all of the Transferor’s right, title and interest in and to the 20[__]-[__] Certificate and the interest in the 20[__]-[__] SUBI represented thereby; and

WHEREAS, immediately after the sale, transfer and assignment of the 20[__]-[__] SUBI Certificate to the Transferee, the Transferee shall sell, transfer and assign all of its right to the 20[__]-[__] SUBI Certificate to the Toyota Auto Lease Trust 20[__]-[__] (the “Issuer”) in connection with a securitization.

NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE ONE

DEFINITIONS

Section 1.01.  Definitions.  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the SUBI Trust Agreement or the Indenture, as applicable.  Whenever used herein, unless the context otherwise requires, the following words and phrases shall have the following meanings:

“Agreement” means this SUBI Certificate Transfer Agreement, as amended or supplemented from time to time.

“Assets” has the meaning set forth in Section 2.01.

“Transfer Price” has the meaning set forth in Section 2.01.

Section 1.02.  Interpretive Provisions.  For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used in this Agreement include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as “herein”, “hereof” and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section within this Agreement, (iii) the term “include” and all variations thereof shall mean “include without limitation” and (iv) the term “proceeds” shall have the meaning ascribed thereto in the UCC.

ARTICLE TWO

TRANSFER OF 20[__]-[__] SUBI CERTIFICATE

Section 2.01.  Transfer of 20[__]-[__] SUBI Certificate.  In consideration of the Transferee’s delivery to, or upon the order of, the Transferor of cash in the amount of $[__________] (the “Transfer Price”), the Transferor does hereby absolutely sell, transfer, assign and otherwise convey to the Transferee, without recourse, and the Transferee does hereby purchase and acquire, as of the date set forth above, all of the following (collectively, the “Assets”):

(i)           all right, title and interest in and to the 20[__]-[__] SUBI Certificate and the interest in the 20[__]-[__] SUBI represented thereby, including all monies due and paid thereon or in respect thereof;

(ii)           the beneficial rights evidenced thereby in any property that underlies or may be deemed to secure the interest in the 20[__]-[__] SUBI represented by the 20[__]-[__] SUBI Certificate;

(iii)           all of the Transferor’s rights and benefits, as Holder of the 20[__]-[__] SUBI Certificate under the Servicing Agreement and the SUBI Trust Agreement; and

(iv)           all proceeds of the foregoing.

Section 2.02.  True Sale.  The parties hereto intend that the sale, transfer and assignment of the Assets constitute a true sale and assignment of the Assets such that any interest in and title to the Assets would not be property of the Transferor’s estate in the event the Transferor becomes a debtor in a case under any bankruptcy law.  To the extent that the conveyance of the Assets hereunder is characterized by a court or similar governmental authority as a financing, it is intended by the Transferor and the Transferee that the interest conveyed constitute a first priority grant of a perfected security interest under the UCC as in effect in the State of New York by the Transferor to the Transferee to secure the Transfer Price to the Transferor and the security obligations of the Transferor under the Basic Documents.  The Transferor does hereby grant to the Transferee a security interest in all of its rights, title and privileges and interest in and to the Assets and the parties hereto agree that this Agreement constitutes a “security agreement” under all applicable law.  In addition, in the event the conveyance of the Assets is characterized by a court or similar governmental authority as a financing, each of the Transferor and the Transferee represents and warrants as to itself that each remittance of monies in respect of the 20[__]-[__] SUBI Certificate and the interest in the 20[__]-[__] SUBI represented thereby and other Assets by the Transferor to the Transferee hereunder will have been (x) in payment of a debt incurred by the Transferor in the ordinary course of business or financial affairs of the Transferor and the Transferee and (y) made in the ordinary course of business or financial affairs of the Transferor and the Transferee.

Section 2.03.  Representations and Warranties of the Transferor and the Transferee.

(a)           The Transferor hereby represents and warrants to the Transferee as of the date of this Agreement and the Closing Date that:

(i)           Organization and Good Standing.  The Transferor shall have been duly organized and shall be validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and shall have, corporate power, authority and legal right to acquire, own and sell the Assets.

(ii)           Due Qualification.  The Transferor shall be duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications and where the failure to so qualify will have a material adverse effect on the ability of the Transferor to conduct its business or perform its obligations under this Agreement.

(iii)           Power and Authority.  The Transferor shall have the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Transferor shall have full power and authority to sell the property to be sold pursuant to this Agreement; and the execution, delivery and performance of this Agreement shall have been duly authorized by the Transferor by all necessary action.

(iv)           Binding Obligation.  This Agreement shall have been duly authorized by all necessary corporate action on the part of the Transferor and shall evidence a valid sale, transfer and assignment of the Assets, enforceable against creditors of and purchasers from the Transferor; and shall constitute a legal, valid and binding obligation of the Transferor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally or by general equity principles.

(v)           No Violation.  The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Transferor or any indenture, agreement or other instrument to which the Transferor is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Basic Documents), nor violate any law or, to the best of the Transferor’s knowledge, any order, rule or regulation applicable to the Transferor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties which breach, default, conflict, lien or violation would have a material adverse effect on the earnings or business affairs of the Transferor.

(vi)           No Proceedings.  There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or to the Transferor’s knowledge, threatened, against or affecting the Transferor:  (i) asserting the invalidity or unenforceability of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement.

(vii)           Title to 20[__]-[__] SUBI Certificate.  Immediately prior to the transfer of the 20[__]-[__] SUBI Certificate pursuant to this Agreement, the Transferor (A) is the true and lawful owner of the 20[__]-[__] SUBI Certificate and it has the legal right to transfer the 20[__]-[__] SUBI Certificate; (B) has good and valid title to the 20[__]-[__] SUBI Certificate and the 20[__]-[__] SUBI Certificate is on the date hereof free and clear of all Liens; (C) will convey good, valid and indefeasible title to the 20[__]-[__] SUBI Certificate to the Transferee under this Agreement.

(b)           Perfection Representations. The representations, warranties and covenants set forth on Schedule I hereto shall be a part of this Agreement for all purposes. Notwithstanding any other provision of this Agreement or any other Basic Document, the perfection representations contained in Schedule I shall be continuing, and remain in full force and effect until such time as all obligations under the Indenture have been finally and fully paid and performed. The parties to this Agreement: (i) shall not waive any of the perfection representations contained in Schedule I; (ii) shall provide notice to the Administrator (who shall make such notice available to the Rating Agencies) of any breach of perfection representations contained in Schedule I hereto; and (iii) shall not waive a breach of any of the perfection representations contained in Schedule I.

(c)           The Transferee hereby represents and warrants to the Transferor as of the date of this Agreement and the Closing Date that:

(i)           Organization and Good Standing.  The Transferee shall have been duly organized and shall be validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire, own and sell the Assets.

(ii)           Due Qualification.  The Transferee shall be duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications and where the failure to so qualify will have a material adverse effect on the ability of the Transferee to conduct its business or perform its obligations under this Agreement.

(iii)           Power and Authority.  The Transferee shall have the power and authority to execute and deliver this Agreement and to carry out its terms; the Transferee shall have full power and authority to purchase the property to be purchased and shall have duly authorized such purchase; and the execution, delivery and performance of this Agreement shall have been duly authorized by the Transferee by all necessary action.

(iv)           Binding Obligation.  This Agreement shall have been duly authorized by all necessary corporate action on the part of the Transferee and shall evidence a valid sale, transfer and assignment of the Assets, enforceable against creditors of and purchasers from the Transferee; and shall constitute a legal, valid and binding obligation of the Transferee enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally or by general equity principles.

(v)           No Violation.  The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Transferee or any indenture, agreement or other instrument to which the Transferee is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Basic Documents), nor violate any law or, to the best of the Transferee’s knowledge, any order, rule or regulation applicable to the Transferee of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferee or its properties which breach, default, conflict, lien or violation would have a material adverse effect on the earnings or business affairs of the Transferee.

(vi)           No Proceedings.  There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or to the Transferee’s knowledge, threatened, against or affecting the Transferee: (i) asserting the invalidity or unenforceability of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Transferee of its obligations under, or the validity or enforceability of, this Agreement.

(d)           The representations and warranties set forth in this Section shall survive the sale of the Assets by the Transferor to the Transferee, the sale of the Assets by the Transferee to the Issuer and the pledge of the Assets by the Issuer to the Indenture Trustee.  Upon discovery by the Transferor, the Transferee or the Indenture Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

Section 2.04.  Financing Statement and Books and Records.

(a)      In connection with the conveyance of the Assets hereunder, the Transferor agrees that prior to the Closing Date, it will file, at its own expense, one or more financing statements with respect to the Assets meeting the requirements of applicable state law in such manner as necessary to perfect the sale of the Assets to the Transferor, and the proceeds thereof (and any continuation statements as are required by applicable state law), and to deliver a file-stamped copy of each such financing statement (or continuation statement) or other evidence of such filings (which may, for purposes of this Section, consist of telephone confirmation of such filings with the file stamped copy of each such filings to be provided to the Transferee in due course), as soon as is practicable after receipt by the Transferor thereof.

(b)           The Transferor further agrees that it will treat the transfer of the Assets as a sale for accounting purposes, take no actions inconsistent with the Transferee’s ownership of the Assets and on or prior to the Closing Date indicate on its books, records and statements that the Assets have been sold to the Transferee.

(c)           If the Transferor makes any change in its jurisdiction of organization (within the meaning of the applicable UCC), name or corporate structure that would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute, the Transferor shall give the Transferee written notice thereof at least 30 days prior to such change and shall promptly file such financing statements or amendments as may be necessary to continue the perfection of the Transferor’s interest in the Assets.

Section 2.05.  Acceptance by the Transferee.  The Transferee agrees to comply with all covenants and restrictions applicable to a Beneficiary of the 20[__]-[__] SUBI Certificate and the interest in the 20[__]-[__] SUBI, whether set forth in the 20[__]-[__] SUBI Certificate, in the SUBI Trust Agreement or otherwise, and assumes all obligations and liabilities, if any, associated therewith.

ARTICLE THREE

MISCELLANEOUS

Section 3.01.  Amendment.  This Agreement may be amended from time to time by the Transferee and the Transferor, without the consent of any of the Issuer, the Owner Trustee, [the Delaware Trustee,] the Indenture Trustee, the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, that either (i) an Officer’s Certificate shall have been delivered by the Servicer to the Owner Trustee and the Indenture Trustee certifying that such officer reasonably believes that such proposed amendment will not materially and adversely affect the interest of any Noteholder or (ii) the Rating Agency Condition has been satisfied in respect of such proposed amendment.

This Agreement may also be amended from time to time by the Transferee and the Transferor, with prior written notice to the Rating Agencies, and, if the interests of the Noteholders are materially and adversely affected, with the consent of the Holders of Notes evidencing at least a majority of the outstanding principal amount of the Controlling Class of Notes, acting together as a single Class but excluding for purposes of such calculation and action all Securities held or beneficially owned by TMCC, TLI or any of their Affiliates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders under this Agreement.

No amendment otherwise permitted under this Section 3.01 may (x) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the 20[__]-[__] Leases or distributions required to be made for the benefit of any Noteholders or Certificateholders without the consent of all Noteholders, Certificateholders and the holder of the 20[__]-[__] SUBI Certificate adversely affected thereby, or (y) reduce the percentage of the Notes or Certificates which are required to consent to any such amendment without the consent of the Noteholders and Certficateholders adversely affected thereby; provided, that any amendment referred to in clause (x) or (y) above shall be deemed to not adversely affect any Noteholder if the Rating Agency Condition has been satisfied in respect of such proposed amendment.  No amendment referred to in clause (x) in the immediately preceding sentence shall be permitted unless (i) an Officer’s Certificate shall have been delivered by the Servicer to the Owner Trustee and the Indenture Trustee certifying that such officer reasonably believes that such proposed amendment will not materially and adversely affect the interest of any Noteholder whose consent was not obtained and (ii) an Opinion of Counsel shall be furnished to the Owner Trustee, [the Delaware Trustee] and the Indenture Trustee to the effect that such amendment shall not (A) affect the treatment of the Notes as debt for federal income tax purposes, (B) be deemed to cause a taxable exchange of the Notes for federal income tax purposes or (C) cause the Issuer or Titling Trust to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.

Promptly after the execution of any such amendment or consent, the Transferor shall furnish written notification of the substance of such amendment or consent to the Certificateholder, the Indenture Trustee, the Owner Trustee and each of the Rating Agencies.

It shall not be necessary for the consent of the Certificateholders, the Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by the Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

Section 3.02.  Governing Law.  This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 3.03.  Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 3.04.  Headings.  The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

Section 3.05.  Counterparts.  This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

Section 3.06.  Further Assurances.  The Transferor and the Transferee agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party hereto or by the Issuer or the Indenture Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements, amendments, continuation statements or releases relating to the 20[__]-[__] SUBI Certificate for filing under the provisions of the UCC or other law of any applicable jurisdiction.

Section 3.07.  Third-Party Beneficiaries.  This Agreement will inure to the benefit of and be binding upon the parties hereto, the Issuer and the Indenture Trustee for the benefit of the Noteholders, each of which shall be considered to be a third-party beneficiary hereof.  The UTI Beneficiary and each SUBI Beneficiary of any SUBI Sub-Trust other than the 20[__]-[__] SUBI Sub-Trust shall be considered third-party beneficiaries of Section 3.09.  Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

Section 3.08.  No Petition.  Each of the parties hereto covenants and agrees that prior to the date that is one year and one day after the date upon which all obligations and payments under the Securitized Financing have been paid in full, they will not (and, to the fullest extent permitted by applicable law, the Indenture Trustee shall not have the power to) institute against, or join any Person in instituting against the Titling Trust, any Special Purpose Affiliate that holds a beneficial interest in the Titling Trust or any Affiliate or beneficiary of the Titling Trust that holds a beneficial interest in the Titling Trust or any Affiliate or beneficiary of the Titling Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any United States federal or state bankruptcy or similar law.

Section 3.09.  Release and Subordination.  The Transferee hereby releases all claims to any Titling Trust Assets allocated to the UTI Sub-Trust or any SUBI Sub-Trust other than the 20[__]-[__] SUBI Sub-Trust and, in the event that such release is not given effect, subordinates all claims it may be deemed to have against the Titling Trust Assets allocated thereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers duly authorized as of the day and year first above written.

TOYOTA MOTOR CREDIT CORPORATION,
as Transferor

By:____________________________
Name:
Title:

TOYOTA LEASING, INC.,
as Transferee
By:____________________________
Name:
Title:

SCHEDULE I

PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

In addition to the representations, warranties and covenants contained in this Agreement, Toyota Motor Credit Corporation, as transferor (the “Transferor”), hereby represents, warrants, and covenants to Toyota Leasing, Inc., as transferee (the “Transferee”), as follows on the Closing Date:

General

1. This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the 20[__]-[__] SUBI Certificate in favor of the Transferee, which security interest is prior to all other Liens and is enforceable as such against creditors of and purchasers from the Transferor.

2. The 20[__]-[__] SUBI Certificate constitutes a “general intangible,” “instrument,” “certificated security,” or “tangible chattel paper,” within the meaning of the applicable UCC.

Creation

3. The Transferor owns and has good and marketable title to the 20[__]-[__] SUBI Certificate free and clear of any Liens, claim or encumbrance of any Person, excepting only liens for taxes, assessments or similar governmental charges or levies incurred in the ordinary course of business that are not yet due and payable or as to which any applicable grace period shall not have expired, or that are being contested in good faith by proper proceedings and for which adequate reserves have been established, but only so long as foreclosure with respect to such a lien is not imminent and the use and value of the property to which the Lien attaches is not impaired during the pendency of such proceeding.

4. The Transferor has received all consents and approvals to the sale of the 20[__]-[__] SUBI Certificate hereunder to the Transferee required by the terms of the 20[__]-[__] SUBI Certificate to the extent that it constitutes an instrument or a payment intangible.

5. The Transferor has received all consents and approvals required by the terms of the 20[__]-[__] SUBI Certificate, to the extent that it constitutes a securities entitlement, certificated security or uncertificated security, to the transfer to the Transferee of its interest and rights in the 20[__]-[__] SUBI Certificate hereunder.

Perfection

6. The Transferor has caused or will have caused, within ten days after the effective date of this Agreement, the filing of all appropriate financing statements in the

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proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the 20[__]-[__] SUBI Certificate granted to the Transferee hereunder; and all financing statements referred to in this paragraph contain a statement that: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party.”

7. To the extent that the 20[__]-[__] SUBI Certificate constitutes an instrument or tangible chattel paper, all original executed copies of each such instrument or tangible chattel paper have been delivered to the Transferee.

Priority

8. The Transferor has not authorized the filing of, and is not aware of, any financing statements against the Transferor that include a description of collateral covering the 20[__]-[__] SUBI Certificate other than any financing statement (i) relating to the conveyance of the 20[__]-[__] SUBI Certificate from the Transferor to the Transferee under this Agreement, (ii) relating to the conveyance of the 20[__]-[__] SUBI Certificate from the Transferee to the Issuer under the Issuer SUBI Certificate Transfer Agreement, (iii) relating to the security interest granted to the Indenture Trustee under the Indenture or (iv) that has been terminated.

9. None of the instruments, tangible chattel paper or electronic chattel paper that constitutes or evidences the 20[__]-[__] SUBI Certificate has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.

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